Exhibit 99.1
CERTIFICATION  PURSUANT  TO
18  U.S.C.  SECTION  1350
AS  ADOPTED  PURSUANT  TO
SECTION  906  OF  THE  SARBANES  -  OXLEY  ACT  OF  2002


     IN CONNECTION WITH THE QUARTERLY REPORT OF MOUNTAIN OIL, INC. (THE "COMPANY") ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2003, JOSEPH OLLIVIER HEREBY CERTIFIES, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION  906  OF  THE  SARBANES  -  OXLEY  ACT  OF 2002, THAT TO THE BEST OF HIS
KNOWLEDGE:

THE QUARTERLY REPORT FULLY COMPLIES WITH THE REQUIREMENTS OF SECTION 13(A) OF THE SECURITIES EXCHANGE ACT OF 1934; AND

THE INFORMATION CONTAINED IN THE QUARTERLY REPORT FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY.


AUGUST  13,  2003                         By:  /S/  JOSEPH  OLLIVIER
                                             -----------------------
                                             PRESIDENT